EXHIBIT 10.1

                       SECOND AMENDMENT TO LOAN AGREEMENT

        THIS SECOND AMENDMENT to Loan Agreement ("Second Amendment") is made and entered into as of the 21st day of October, 1996, by and between CONSOLIDATED GRAPHICS, INC., a Texas corporation, with offices and place of business at 2210 West Dallas, Houston, Texas 77019 (hereinafter called "Borrower") and NATIONSBANK OF TEXAS, N.A., a national banking association, with offices and banking quarters at 700 Louisiana, Houston, Texas 77002 (hereinafter called "Lender"). For and in consideration of the mutual covenants and agreements herein contained, Borrower and Lender hereby amend as of the date of this Second Amendment that certain Amended and Restated Loan Agreement between Borrower and Lender dated the 7th day of November, 1994, as previously amended by the First Amendment to Loan Agreement dated August 23, 1995 ( as amended, the "Loan Agreement"), in the following respects:

        Section 1.  AMENDMENTS TO LOAN AGREEMENT.

        A. Section 1.1 is deleted and the following is substituted in its place:

               1.1 INDEBTEDNESS. Upon the terms and conditions hereinafter set forth, the Lender agrees to lend and Borrower agrees to borrow an aggregate of up to $35,000,000.00, as evidenced by a Revolving Line of Credit to be extended to the Borrower by the Lender in an amount up to $35,000,000.00, as more specifically described in Section 1.3 hereof.

        B.     Section 1.2(a)(10) is deleted.

        C.     Section 1.2(a)(18) is deleted.

        D.     Section 1.2(a)(14A) is added as follows:

               (14A) "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization. With respect to the calculation of EBITDA with respect to newly acquired Subsidiaries, EBITDA may be adjusted on a pro forma basis to include the EBITDA of such Subsidiary of the applicable period prior to the date of the acquisition by Borrower as more fully set forth in Sections 1.2(d) and 1.3 hereof.

        E.     Section 1.2(a)(19B) is added as follows:

                (19B) "Funded Debt" shall mean the outstanding balance of interest bearing indebtedness of Borrower and its Subsidiaries.

        F.     Section 1.2(a)(19C) is added as follows:

               (19C) "Funded Debt to EBITDA Ratio" shall mean the ratio of the outstanding principal balance of Funded Debt as of the end of each fiscal quarter to the EBITDA of the Borrower and its Subsidiaries for the quarter then ended plus the immediately preceding three (3) fiscal quarters.

        G. Section 1.2(a)(20) is deleted and the following is substituted in its place:

               (20) "Guarantor" shall mean all Subsidiaries of the Borrower which conduct commercial printing activity as their primary line of business which, as of the date of the Second Amendment to Loan Agreement, are: Western Lithograph Company, a Texas corporation, Grover Printing Company, a Texas corporation, Tewell Warren Printing Company, a Texas corporation, Chas P. Young Company, a Texas corporation, Gulf Printing Company, a Texas corporation, Gritz-Ritter Graphics, Inc., a Colorado corporation, The Jarvis Press, Inc., a Texas corporation, Frederic Printing Company, a Colorado corporation, Clear Visions, Inc., a Texas corporation, Bridgetown Printing Company, a Texas corporation, Consolidated Eagle Press, Inc., a Texas corporation, Emerald City Graphics, Inc., a Texas corporation, Garner Printing Company, an Iowa corporation, Heritage Graphics, Inc., a Texas corporation, and Precision Litho, Inc., a Texas corporation. In addition, Consolidated Graphics Management, Ltd., a Texas limited partnership, shall be a guarantor.

        H.     Section 1.2(a)(22A) is added as follows:

               (22A) "Interim Rate Determination Date shall have the meaning set forth in Section 1.3(b).

        I.      Section 1.2(a)(25) is deleted.

        J. Section 1.2(a)(35) is deleted and the following is substituted in its place:

               (35) "Prior Financial Statements" shall mean the audited consolidated financial statements for the Borrower and its Subsidiaries for the period ended March 31, 1996 and as at such date, as modified and supplemented by Borrower prepared consolidated financial statements for the period ending June 30, 1996 and as at such date.

        K. Section 1.2(a)(38) is deleted and the following is substituted in its place:

               (38) "Revolving Note" shall mean the promissory note of the Borrower in the original principal amount of $35,000,000.00 issued pursuant to Section 1.3 of this Agreement in the form attached as Exhibit "1.3" to the Second Amendment to Loan Agreement, together with any amendments, renewals and extensions thereof.

        L.     Section 1.2(d) is added as follows:

               (d) The preparation of proforma financial statements required hereunder shall be generally in accordance with the requirements established by the Securities and Exchange Commission for acquisition accounting for reported acquisitions for public companies (i.e. (i) directly attributable to the transaction, (ii) expected to have a continuing impact on the Borrower and its Subsidiaries, and (iii) factually supportable), whether or not the applicable transactions are required to be publicly reported, and applying such requirements to make such proforma financial statements reflect the accounting procedures used in the preparation of the regular financial statements of Borrower and its Subsidiaries unless otherwise approved in writing by Lender. The application of the foregoing requirements with respect to the preparation of proforma financial statements or financial statements including proforma adjustments shall be subject to the approval of Lender, provided that compliance with the requirements for Form

        8-k shall represent a minimum standard of Lender's evaluation.

        M. Section 1.3(a) and (b) are deleted and the following are substituted in their place:

               1.3 REVOLVING LINE OF CREDIT. (a) The Lender, during the period from the date of the Second Amendment to Loan Agreement until October 31, 1998, subject to the terms and conditions of this Agreement, and subject to the condition that at the time of each borrowing hereunder, no Default or Event of Default has occurred and is then continuing to occur and, as to each borrowing which increases the principal amount outstanding under the Revolving Note, that the representations and warranties given by the Borrower in Section 2 as of the date of this Agreement shall remain true and correct in all material respects (unless such representation and warranty relates to an earlier date), agrees to make loans to Borrower pursuant to a Revolving Line of Credit up to but not in excess of an aggregate principal amount outstanding at any time of $35,000,000.00 on the same Business Day upon receipt from Borrower on or before 1:00 p.m. Houston time of written applications for loans hereunder in the form attached as Exhibit "1.3.1". Each advance shall be in an amount of not less than $50,000.00.

               (b) The Borrower's obligation to repay the Revolving Line of Credit shall be evidenced by a promissory note of the Borrower in substantially the form attached as Exhibit "1.3.2" to the Second Amendment to Loan Agreement, payable to the order of Lender. The Revolving Note shall bear interest at the rates indicated below, but in no event to exceed the maximum non-usurious interest rate permitted by applicable law with the balance of principal plus accrued and unpaid interest due and payable on or before October 31, 1998.

         Applicable                         Interest                     Fees
        Funded Debt/                          Rate                      Unused
        Ebitda Ratio                        Options                     Portion
        ------------                        -------                     -------
        Less than or                        LIBOR + .625% or
        equal to .75                        Prime Rate                  .10%

        Greater than .75                    LIBOR + .875% or            .175%
        to 1.0 but less                     Prime Rate
        than or equal to
        1.5 to 1.0

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        Greater than 1.5                    LIBOR + 1.25% or            .25%
        to 1.0 but less                     Prime Rate
        than or equal to
        2.0 to 1.0

        Greater than 2.0                    LIBOR + 1.50% or            .375%
        to 1.0 but less                     Prime Rate + .25%
        than or equal to
        2.5 to 1.0

        Greater than 2.5                    LIBOR + 1.75% or            .50%
        to 2.5 to 1.0                       Prime Rate + .25%

        The adjustment in the interest rate options on the Revolving Note and the fees charged pursuant to this Agreement shall be effective on (i) the first of the month following receipt of a quarterly financial statement and Compliance Certificate pursuant to Section 3.8 indicating the Funded Debt to EBITDA Ratio, and no Default or Event of Default exists, as more fully set forth in the Revolving Note and (ii) on an Interim Rate Determination Date. As used herein, "Interim Rate Determination Date" shall mean the effective date of the consummation of a merger and acquisition either (i) requiring the approval of Lender under the terms of this Agreement, or (ii) which does not require the approval of Lender but as to which Borrower desires to add historical EBITDA for the purposes of calculating compliance with financial covenants hereunder. In such event Borrower shall deliver within sixty
        (60) days following consummation of such merger or acquisition an interim redetermination of the Funded Debt to EBITDA Ratio based upon proforma financial statements which reflect such merger or acquisition, which redetermination and the calculation related thereto shall be subject to review and approval by Lender. The applicable interest rate options on the Revolving Note and the fees charged pursuant to this Agreement shall be adjusted effective as of the Interim Rate Determination Date based upon such approved interim redetermination.

        N.      Section 1.3(c)(1)(ii) is amended by adding "one hundred twenty
(120)" following "ninety (90)" and by deleting "November 8, 1996 and replacing it with "October 31, 1998."

        O. Section 1.3(c)(3) is amended by adding the following at the end of the Section: "provided that Borrower may prepay such amount upon the payment of a fee in the amount of one percent (1%) of the amount prepaid, not to exceed $10,000."

        P. Section 1.4 is deleted and the following is substituted in its place:

               1.4 FEES. (a) For the periods from the date of the Second Amendment Borrower shall pay to Lender a commitment fee in an amount equal to the percentage then applicable for the Unused Portion as set forth in Section 1.3(b) per annum on the average daily unadvanced portion of the Revolving Line of Credit, which fee shall be payable quarterly on the 10th day of the month following the end of each fiscal quarter and shall be payable for the period ending on October 31, 1998 on the 10th day of November, 1998.

               (b) On the date of the Second Amendment to Loan Agreement Borrower shall pay Lender a commitment fee in the amount of $15,000. On the anniversary of the date of such Second Amendment, Borrower shall pay Lender a commitment fee in the amount equal to $25,000. Borrower shall have the right to terminate this Agreement upon written notice to Lender at any time and upon the payment of the commitment fee which would have been otherwise due upon the anniversary date of the Second Amendment.

        Q. Section 3.1(a), 3.1(b), 3.1(c) and 3.9 are amended by adding "senior vice president" immediately after "chief executive officer" in each Section.

        R.     Section 3.1(i) is added as follows:

               (i) In the event Borrower completes an acquisition or merger and a proforma calculation of EBITDA is required under the terms of this Agreement, Borrower agrees to provide Lender with such information as Lender may reasonably request with respect to such acquisition or merger and the proforma calculation of EBITDA, including without limitation, the information necessary to calculate the Funded Debt to EBITDA Ratio pursuant to Section 1.3.

        S. Section 3.10 is deleted and the following is substituted in its place:

               3.10 SECURITY. Upon the occurrence of and during the continuance of an Event of Default, the Indebtedness and obligations of the Borrower and Guarantors under this Agreement and related documents shall, upon the written request of Lender, be secured within ten (10) Business Days by the following:

               (a) A security interest in favor of Lender prior to any other security interest (except as set forth in Section 4.4) in all of the Borrower's and any Guarantor's right, title and interest in and to: (i) all accounts receivable now or hereafter existing; (ii) all inventory now owned or hereafter acquired; and (iii) the proceeds, products and accessions of and to any and all of the foregoing.

        In such event, the security agreements will be in substantially similar form to the agreements which were executed in connection with the Prior Loan Agreement, but in all events sufficient to grant a first and prior security interest. In the event the Indebtedness has been secured in accordance with the foregoing provisions and Event of Default exists hereunder at such time and no Event of Default has existed during the preceding fiscal quarter, the foregoing security interests shall, upon the written request of Borrower, be released by Lender.

               (b) The Indebtedness shall, as of the date of the Second Amendment to Loan Agreement, be guaranteed by the following parties:

               Consolidated Graphics Management, Ltd.
               Western Lithograph Company
               Grover Printing Company
               Tewell Warren Printing Company
               Chas. P. Young Company
               Gulf Printing Company
               Gritz-Ritter Graphics, Inc.

               The Jarvis Press, Inc.
               Frederic Printing Company
               Clear Visions, Inc.
               Bridgetown Printing Co.
               Consolidated Eagle Press, Inc.
               Emerald City Graphics, Inc.
               Garner Printing Company
               Heritage Graphics, Inc.
               Precision Graphics, Inc.

        In addition, in the event Borrower acquires after the date of the Second Amendment to Loan Agreement additional Subsidiaries whose primary business is the commercial printing business, such Subsidiaries shall execute a Guaranty. In the event the acquisition causes an Interim Rate Determination Date to occur, such Subsidiary shall execute the required Guaranty immediately following acquisition by Borrower. If the acquisition does not cause an Interim Rate Determination Date to occur, such Guaranty shall be executed within thirty (30) days following such acquisition. Borrower may have up to six (6) months following all acquisitions to insure the execution of such Guaranty does not violate any agreements to which such Subsidiary is subject.

        T. Section 3.11 is deleted and the following is substituted in its place:

               3.11 BORROWING BASE. During any period the Revolving Line of Credit is required to be secured pursuant to Section 3.10, the aggregate indebtedness pursuant to the Revolving Line of Credit shall never exceed the sum of (i) ninety percent (90%) of the Eligible Accounts Receivable of (y) corporations whose securities are publicly traded with debt ratings of "A" or better as determined by Lender based upon Moody's or Standard & Poor's classification and (z) the United States government and any agency thereof; plus (ii) eighty percent (80%) of other Eligible Accounts Receivable; plus (iii) (y) sixty percent (60%) of the book value of unopened inventory plus (z) forty percent (40%) of book value of other inventory, provided inventory shall not include work-in-process and (iv) fifty percent (50%) of work-in-process, provided that the amount determined under this subsection (iii) shall never exceed forty percent (40%) of the Borrowing Base. In accordance with Section 3.1(d), Borrower shall provide the Lender a calculation of the foregoing Borrowing Base in the form attached as Exhibit "3.11" ("Borrowing Base Report"). In the event the aggregate unpaid principal balance under the Revolving Line of Credit exceeds the Borrowing Base calculated as described above, the Borrower will promptly, but in any event no later than within five (5) Business Days (no additional notice or cure period being required prior to such failure becoming an Event of Default hereunder), reduce the Indebtedness under the Revolving Line of Credit until the amount owed is less than that calculated as described above. In the event such required payment involves a LIBOR Portion, such amount shall be prepaid without premium or restriction.

        U. Section 4.1(f) and 4.1(g) are deleted and the following Section 4.1(f) is substituted in its place:

               (f) indebtedness in an amount not to exceed $10,000,000 to Komori America Corporation (or an affiliate thereof) utilized to purchase sheet feed presses from Komori America Corporation, secured solely by such presses.

        V.     The following is added to Section 4.2:

        Investments in the stock of Subsidiaries which do not guarantee the Indebtedness (other than Consolidated Graphics Properties, Inc. and Consolidated Graphics Properties, II, Inc.) and loans or advances to Subsidiaries which do not guaranty the Indebtedness (other than Consolidated Graphics Properties, Inc. and Consolidated Graphics Properties, II, Inc.) shall not exceed one percent (1%) of Borrower's consolidated Net Worth.

        W. Section 4.3(c) is deleted and the following is substituted in its place:

               (a) a merger or acquisition by Borrower or any of Borrower's Subsidiaries if the Borrower or the Subsidiary is the surviving entity, and the total consideration paid in connection with such transaction does not exceed $10,000,000 and the aggregate consideration paid for all such transactions during any fiscal year does not exceed forty percent (40%) of Borrower's consolidated Net Worth; and further provided that in no event shall any such transaction permitted hereunder be a transaction in which existing management is not cooperative with Borrower's acquisition; and

        X. The following is added to Section 4.3:

        The total consideration and aggregate consideration paid for the purposes of Section 4.3(a) shall be the sum of cash paid, liabilities assumed, plus tangible assets transferred, but shall exclude the value of common or preferred stock issued in connection with such transactions.

        Y. Section 4.4(e) is deleted and the following is substituted in its place:

                      (e) liens securing the indebtedness described in Sections
               4.1(b), 4.1(d) and 4.1(f) hereof insofar as such liens are not on any of the Collateral;

        Z. Section 4.6 is deleted and the following is substituted in its place:

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
               4.6    FINANCIAL COVENANTS.  The Borrower will not permit:

               (a) its Funded Debt to EBITDA Ratio to be greater than 3.00 to 1.0;

               (b) its Net Worth to be less than $46,512,000 plus (i) one hundred percent (100%) of equity, whether common or preferred, issued after June 30, 1996, and (ii) seventy-five percent (75%) of net income for each fiscal year ending after the date of the Second Amendment; provided that no more than fifty percent (50%) of the amount of Net Worth can consist of intangible assets;

               (c) its Fixed Charge Ratio to exceed 1.25 to 1.0.

               Each of the covenants in (a), (b), and (c) above shall be determined as of the end of each fiscal quarter. All terms not expressly defined shall be defined in accordance with generally accepted accounting principles. All determinations under this Agreement shall be made in accordance with generally accepted accounting principles consistently applied, on a consolidated basis, except where expressly provided to the contrary. All references to a preceding period shall mean the period ending as of the end of the month, quarter or fiscal year for which the applicable report is delivered. All references to a period immediately following shall mean the period beginning on the first day of the month, quarter or fiscal year following the end of the period for which the applicable report is delivered.

        AA.    Section 4.8 is added as follows:

        4.8 DIVIDENDS AND REDEMPTIONS. The Borrower will not declare or pay dividends (other than a dividend payable solely in stock of the Borrower) or make any other distribution on account of, or purchase, acquire, redeem or retire any stock of the Borrower.

        AB. Exhibit 1.3.2 to the Loan Agreement is deleted and the Exhibit 1.3.2 attached hereto is substituted in its place.

        AC. Exhibit 2.8 to the Loan Agreement is deleted and the Exhibit 2.8 attached hereto is substituted in its place.

        AD. Exhibit 3.8 to the Loan Agreement is deleted and the Exhibit 3.8 attached hereto is substituted in its place.

        AE. Exhibit 3.11 to the Loan Agreement is deleted and the Exhibit 3.11 attached hereto is substituted in its place.

        AF. Exhibit 4.4 to the Loan Agreement is deleted and the Exhibit 4.4 attached hereto is substituted in its place.

        Section 2.  CLOSING.

        The closing of the transactions contemplated by this Amendment is subject to the satisfaction of the following conditions.

        2.1 COUNSEL TO LENDER. All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell & Riggs, L.L.P., counsel to the Lender.

        2.2    REQUIRED DOCUMENTS.

        (a) The Lender shall have received certified copies of resolutions of the Board of Directors of the Borrower and each of the Guarantors in form and substance satisfactory to Lender with respect to authorization of this Amendment, the Ratification of Guaranty Agreements, the Guaranty Agreements, and the other corporate instruments provided for herein, including a certificate of the Secretary of the Borrower and the sole director of each of the Guarantors as to the names of officers of such entity authorized to execute the loan documents and the other instruments or certificates related hereto together with the true signatures of such officers.

        (b) The Lender shall have received fully executed copies of this Amendment, the Revolving Note, the Ratifications of Guaranty, the Guaranty Agreements, and such other documents as Lender may reasonably require.

        2.3 OPINION OF COUNSEL. The Lender shall have received from Baker & Botts, LLP, counsel to the Borrower, a written opinion, satisfactory to the Lender and its counsel.

        Section 3.  RATIFICATION.

        Except as amended hereby, the Loan Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Loan Agreement, are true as of the date hereof (unless such representations and warranties relate to an earlier date), are ratified and confirmed in all respects and shall be continuing and binding upon the parties.

        Section 4.  DEFINED TERMS.

        All terms used in this Amendment which are defined in the Loan Agreement shall have the same meaning as in the Loan Agreement, except as otherwise indicated in this Amendment.

        Section 5.  MULTIPLE COUNTERPARTS.

        This Amendment may be executed by the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

        Section 6.  APPLICABLE LAW.

        This Amendment shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

        Section 7.  FINAL AGREEMENT.

        THE WRITTEN LOAN AGREEMENTS IN CONNECTION WITH THIS SECOND AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE BORROWER AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE BORROWER AND THE LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDER AND THE BORROWER.

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
        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the _____ day of October, 1996.

                                            CONSOLIDATED GRAPHICS, INC.

                                            By: /s/ JOE R. DAVIS
                                                Joe R. Davis
                                                Chief Executive Officer

                                            NATIONSBANK OF TEXAS, N.A.

                                            By: /s/ JAMES D. RECER
                                                James D. Recer
                                                Vice President

                                  EXHIBIT "2.8"

                                  SUBSIDIARIES

                                                PRIMARY
NAME                                            BUSINESS        JURISDICTION
-----------------------------------------      ---------           ------
Western Lithograph Company ...................     (1)              Texas
Grover Printing Company ......................     (1)              Texas
Tewell Warren Printing Company ...............     (1)              Texas
Consolidated Graphics Properties II, Inc. ....     (2)              Texas
Chas. P. Young Company .......................     (1)              Texas
Gulf Printing Company ........................     (1)              Texas
Consolidated Graphics Properties, Inc. .......     (2)              Texas
Superb Printing Company ......................     (1)(3)           Texas
Gritz-Ritter Graphics, Inc. ..................     (1)              Colorado
The Jarvis Press, Inc. .......................     (1)              Texas
Frederic Printing Company ....................     (1)              Colorado
Consolidated Graphics Management, Inc. .......     (2)              Texas
Chas P. Young Company, Inc. ..................     (2)              New York
Clear Visions, Inc. ..........................     (1)              Texas
Bridgetown Printing Co. ......................     (1)              Texas
Consolidated Eagle Press, Inc. ...............     (1)              Texas
Emerald City Graphics, Inc. ..................     (1)              Texas
Garner Printing Company ......................     (1)              Iowa
Heritage Graphics, Inc. ......................     (1)              Texas
Precision Litho, Inc. ........................     (1)              Texas
Tulsa Litho Company ..........................     (1)              Oklahoma

(1)     Printing Operations
(2)     Other
(3)     Inactive

                                  EXHIBIT "2.8"
                                  SUBSIDIARIES
                                   (Continued)

                                               OWNERSHIP      OPTIONS, WARRANTS
NAME                                            NUMBER/%       SUBSCRIPTS, ETC.
-----------------------------------------      ---------           ------
Western Lithograph Company ...................    100%              None
Grover Printing Company ......................    100%              None
Tewell Warren Printing Company ...............    100%              None
Consolidated Graphics Properties II, Inc. ....    100%              None
Chas. P. Young Company .......................    100%              None
Gulf Printing Company ........................    100%              None
Consolidated Graphics Properties, Inc. .......    100%              None
Superb Printing Company ......................    100%              None
Gritz Ritter Graphics, Inc. ..................    100%              None
The Jarvis Press, Inc. .......................    100%              None
Frederic Printing Company ....................    100%              None
Consolidated Graphics Management, Inc. .......    100%              None
Chas P. Young Company, Inc. ..................    100%              None
Clear Visions, Inc. ..........................    100%              None
Bridgetown Printing Co. ......................    100%              None
Consolidated Eagle Press, Inc. ...............    100%              None
Emerald City Graphics, Inc. ..................    100%              None
Garner Printing Company ......................    100%              None
Heritage Graphics, Inc. ......................    100%              None
Precision Litho, Inc. ........................    100%              None
Tulsa Litho Company ..........................    100%              None

                                  EXHIBIT "3.8"

                            CERTIFICATE OF COMPLIANCE

        In accordance with Section 3.8 of the Amended and Restated Loan Agreement ("Loan Agreement") dated November 7, 1994, as amended, between NATIONSBANK OF TEXAS, N.A. ("Lender") and CONSOLIDATED GRAPHICS, INC., a Texas corporation ("Borrower"), I, , of the Borrower do hereby certify that the following is

true and correct as of               , 19    .
                       --------------    ----

        1. To the best of my knowledge and belief, no Default or Event of Default has occurred and is continuing under the Loan Agreement.

        2.     That the Borrower's financial condition for the quarter ending is as follows:

FINANCIAL                               REQUIRED RATIO/          ACTUAL RATIO/
COVENANT                                    AMOUNT                  AMOUNT
--------                                    ------                  ------
Funded Debt/EBITDA Ratio                  3.0 to 1.0
Net Worth                             [Per loan Agreement]
Fixed Charge Ratio                        1.25 to 1.0

COLLATERAL LOCATION (ONLY APPLICABLE PER SECTION 3.10):

        All inventory of Borrower and the Guarantors is located in Texas except for inventory of:

                                                          Inventory
               COMPANY                                     LOCATION
               -------                                     --------

        Tewell Warner Printing Company                    Colorado
        Gritz-Ritter Graphics, Inc.                       Colorado
        Frederic Printing Company                         Colorado
        Consolidated Eagle Press, Inc.                    California
        Emerald City Graphics, Inc.                       Washington
        Garner Printing Company                           Iowa
        Bridgetown Printing Co.                           Oregon
        Heritage Graphics, Inc.                           Arizona
        Precision Litho, Inc.                             California

        The foregoing terms are used as defined in the Loan Agreement.

                                            ----------------------------------
                                            (Signature of Certifying Officer)

                                 EXHIBIT "3.11"

                              BORROWING BASE REPORT

                                     FORM OF

                           BORROWING BASE CERTIFICATE

NO. ____________________                          Dated ____________, 19_______

        In accordance with a loan agreement dated November 7, 1994 (as amended "Loan Agreement") between NATIONSBANK OF TEXAS, N.A. ("Lender") and CONSOLIDATED GRAPHICS, INC. ("Borrower"), I, ____________________________ of the Borrower
hereby certify and warrant that the following schedule accurately states Borrower's and the Guarantors' Eligible Accounts Receivables and Inventory and Borrower's Borrowing Base as of the date hereof and that no Default or Event of Default under the Loan Agreement has occurred and is continuing:

1.      Total Accounts Receivable Control as of ______________________                 $___________

2.      Less: (A) Accounts 120 days from date of Invoice$_____________

               (B) Affiliate Accounts                            $_____________
               (C) Intercompany Accounts                         $_____________
               (D) Disputed Accounts                             $_____________
               (E) Bankrupt/Financially Distressed               $_____________
               (F) Foreign (No L/C)                              $_____________

3.      ELIGIBLE Accounts Receivable        [Line 1 minus Line 2]                      $____________

4.      ELIGIBLE Accounts Receivable - Public/Governmental
               (A) ELIGIBLE Accounts from "A" Rated
                   Public Companies                              $_____________

               (B) ELIGIBLE Accounts from
                   U.S. Government                               $_____________

5.      ELIGIBLE Accounts Receivable - Public/Governmental
        [Line 4(A) plus Line 4(B)                                                      $____________

6.      90% of Line 5                                                                  $____________

7.      Other ELIGIBLE Accounts Receivable

        [Line 3 minus Line 5]                                    $____________
8.      80% of Line 7                                                                  $____________

9.      Total Account Receivable Borrowing Base [Line 6 plus Line 8]                   $____________

10.     Unopened Paper and Ink Inventory                                               $____________

11.     60% of Line 10                                                                 $____________

12.     Opened Paper, Ink and Other Inventory                                          $____________

13.     40% of Line 12                                                                 $____________

14.     Work-In-Process at Cost                                                        $____________

15.     50% of Line 14                                                                 $____________

16.     Total Inventory Borrowing Base [Line 11 plus Line 13 plus Line 15]$____________

17.     Preliminary Borrowing Base [Line 9 plus Line 16]                               $____________

18.     40% of Line 17                                                                 $____________

19.     Lesser of Line 16 and Line 18                                                  $____________

20.     Borrowing Base [Line 9 plus Line 19]                                           $____________

21.     Loan Balance this report                                                       $____________

22.     Excess of Line 20 over line 21                                                 $____________

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                                          Signature of Certifying Officer

                                       Title:________________________________